Other Income (Expenses), Net	12 Months Ended
Dec. 31, 2022
Nonoperating Income (Expense) [Abstract]
Other Income, Net	OTHER INCOME (EXPENSES), NET

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Pension non-service cost	$(4,555)	$(11,715)	$(13,643)
Gain (loss) on sale of investments (1)	(10,619)	—	16,727
Revaluation of investments (2)	(10,175)	17,282	4,100
Other	1,787	(231)	224
	$(23,562)	$5,336	$7,408

(1)    During 2022 and 2020, the company recognized a gain (loss) resulting from the sales of holdings in affiliated companies in Israel to third parties (see Note 6B).
(2)    During 2022, 2021 and 2020, the Company recognized gains and losses as a result of revaluation of its investments accounted for under the fair value method (see Note 6C).